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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 30, 2004
                                                        ------------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

       Delaware                   333-115858                  74-2440850
---------------------            -----------             -------------------
    (State or other              (Commission                (IRS Employer
    jurisdiction of              File Number)            Identification No.)
    incorporation)

                745 Seventh Avenue, 7th Floor
                     New York, New York                          10019
         ----------------------------------------              ----------
         (Address of principal executive offices)               Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000
                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $213,582,100.00 in aggregate principal amount Class A, Class B1, Class B2, Class B3, Class BX and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-15 on September 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 25, 2004, as supplemented by the Prospectus Supplement, dated September 28, 2004 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of September 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class B1, Class B2, Class B3, Class BX, Class B4, Class B5, Class B6, Class P and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $217,277,917.07 as of September 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



                                       2
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ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                    1.1                        Terms Agreement, dated September 27, 2004, between Structured Asset
                                               Securities Corporation, as Depositor, and Lehman Brothers Inc., as
                                               the Underwriter.

                    4.1                        Trust Agreement, dated as of September 1, 2004, among Structured
                                               Asset Securities Corporation, as Depositor,  Aurora Loan Services
                                               Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

                    99.1                       Mortgage Loan Sale and Assignment Agreement, dated as of September 1,
                                               2004, between Lehman Brothers Holdings Inc., as Seller, and
                                               Structured Asset Securities Corporation, as Purchaser.

                    99.2                       Servicing Agreement, dated as of September 1, 2004, between Lehman
                                               Brothers Holdings Inc. and Aurora Loan Services Inc.

                    99.3                       Transfer Notice, dated as of September 1, 2004, between Colonial
                                               Savings, F.A. and Lehman Brothers Holdings Inc.

                    99.4                       Reconstituted Servicing Agreement, dated as of September 1, 2004, between CitiMortgage, Inc. and Lehman Brothers Holdings Inc.

                    99.5                       Reconstituted Servicing Agreement, dated as of September 1, 2004 between RBC Mortgage Company and Lehman Brothers Holdings Inc.

                    99.6                       Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and
                                               Colonial Savings, F.A.

                    99.7                       Flow Mortgage Loan Purchase and Servicing Agreement, dated as of
                                               May 1, 2004, by and between Lehman Brothers Bank, FSB and
                                               CitiMortgage, Inc.

                    99.8                       Flow Interim Servicing Agreement, dated as of September 8, 2003, as amended, by and between Lehman Brothers Bank, FSB and RBC Mortgage
                                               Company


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES CORPORATION


                                        ______________________________
                                        By:/s/ Michael C. Hitzmann
                                        Name:    Michael C. Hitzmann
                                        Title:   Vice President

Date:  October 15, 2004



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                                           EXHIBIT INDEX


Exhibit No.                                  Description                                    Page No.
-----------                                  -----------                                    ---------
  1.1           Terms Agreement, dated September 27, 2004, between Structured Asset
                Securities Corporation, as Depositor, and Lehman Brothers Inc., as the
                Underwriter.

  4.1           Trust Agreement, dated as of September 1, 2004, among Structured Asset
                Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                Master Servicer and JPMorgan Chase Bank, as Trustee.

  99.1          Mortgage Loan Sale and Assignment Agreement, dated as of September 1,
                2004, between Lehman Brothers Holdings Inc., as Seller, and Structured
                Asset Securities Corporation, as Purchaser.

  99.2          Servicing Agreement, dated as of September 1, 2004, between Lehman
                Brothers Holdings Inc. and Aurora Loan Services Inc.

  99.3          Transfer Notice, dated as of September 1, 2004, between Colonial Savings,
                F.A. and Lehman Brothers Holdings Inc.

  99.4          Reconstituted Servicing Agreement, dated as of September 1, 2004, between
                CitiMortgage, Inc. and Lehman Brothers Holdings Inc.

  99.5          Reconstituted Servicing Agreement, dated as of September 1, 2004 between
                RBC Mortgage Company and Lehman Brothers Holdings Inc.

  99.6          Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
                Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings,
                F.A.

  99.7          Flow Mortgage Loan Purchase and Servicing Agreement, dated as of May 1,
                2004, by and between Lehman Brothers Bank, FSB and CitiMortgage, Inc.

                Flow Interim Servicing Agreement, dated as of September 8, 2003, as
  99.8          amended, by and between Lehman Brothers Bank, FSB and RBC Mortgage Company

